EXHIBIT 4.1

               FORM OF SPECIMEN STOCK CERTIFICATE OF HYCOMP, INC.

Number                                                                  Shares
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                                  HYCOMP, INC.

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                                  COMMON STOCK

                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

        This Certifies That ______________      is the owner of _______________

                                                CUSIP  448615  10  4

      FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF ONE ($.01) CENT PER SHARE OF

                                  HYCOMP, INC.

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed.

      This Certificate is not valid unless countersigned by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:

                        [Corporate Seal of HYCOMP, Inc.]

----------------                                              ------------------
Secretary                                                     President

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM-- as tenants in common      UNIF GIFT MIN ACT--   Custodian
                                                              ------------------
         TEN ENT-- as tenants by the entireties                (Cust)   (Minor)

         JT TEN -- as joint tenants, with right of           under Uniform Gifts
                   survivorship and not as tenants           to Minors
                   in common                                 Act________________
                   Additional abbreviations may also                (State)
                   be used through not in the above list.



         FOR VALUE RECEIVED ...............hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE)

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                                                                          Shares
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of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint


                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     -------------------------
                                            X
                                             -----------------------------------
                                                NOTICE:  The Signature to this
                                                assignment must correspond with
                                                the name as written upon the
                                                face of the Certificate in every
                                                particular, without alteration
                                                or enlargement, or any change
                                                whatever.




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